                                                                     Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 033-59085, No. 033-65441, No. 333-52737 and No.
333-87904) of Plymouth Rubber Company, Inc. of our report dated February 12, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2003